EXHIBIT 10.31

AMENDMENT
TO
RESTRICTED STOCK UNIT AWARD AGREEMENT (BAND 99)
AND
NONQUALIFIED STOCK OPTION AWARD AGREEMENT (BAND 99)
I.    Amendment to Restricted Stock Unit Award Agreement (Band 99)
Section 2, Section 3 and Section 6(c) of the Restricted Stock Unit Award Agreement (Band 99) are hereby amended and restated, effective for awards granted on or after February 1, 2023, to provide in their entity as follows:
Section 2. Death or Disability.
(a) Death. Notwithstanding anything in this Agreement to the contrary, (i) if a Participant ceases Employment by reason of the Participant’s death before the Vesting Date, or (ii) if a Participant ceased Employment by reason of the Participant’s Retirement before the Vesting Date, the Award continued pursuant to Section 3 and the Participant dies before the Vesting Date, then the Participant’s Award shall immediately vest on the date of the Participant’s death, the RSU Payout Percentage for the Participant’s Award shall be 100% and the Participant’s Award shall no longer be subject to the vesting conditions set forth in Section 1(b) or Section 1(c). For the avoidance of doubt, if the Participant ceased Employment by reason of the Participant’s Retirement before the Vesting Date and the Award did not continue pursuant to Section 3, this Section 2(a) shall not apply.
(b) Disability. Notwithstanding anything in this Agreement to the contrary, if a Participant ceases Employment by reason of the Participant’s Disability before the Vesting Date, then the Participant’s Award shall immediately vest on the date of the Participant’s Disability, the RSU Payout Percentage for the Participant’s Award shall be 100% and the Participant’s Award shall no longer be subject to the vesting conditions set forth in Section 1(b) or Section 1(c).
Section 3. Retirement.
(a) Participants Outside European Union and United Kingdom. If a Participant’s home base country is outside the European Union and the United Kingdom, then: (A) if the Participant ceases Employment by reason of the Participant’s Early Retirement before the Vesting Date, and the date of Early Retirement is more than one year after the Date of Grant, the Participant’s Award shall continue and vest on the Vesting Date for the number of Earned Shares determined under Section 1(c); and (B) if the Participant ceases Employment by reason of the Participant’s Full Retirement before the Vesting Date, the Participant’s Award shall continue and vest on the Vesting Date for the number of Earned Shares determined under Section 1(c); in each case, without regard to the vesting condition set forth in Section 1(b) and except as otherwise provided by Section 2(a) in the event of the death of the Participant after Retirement and before the Vesting Date.

(b) Participants Within European Union or United Kingdom. If a Participant’s home base country is in the European Union or the United Kingdom, then if the Participant ceases Employment by reason of the Participant’s EU/UK Retirement before the Vesting Date, and the date of EU/UK Retirement is more than one year after the Date of Grant, the Participant’s Award shall continue and vest on the Vesting Date for the number of Earned Shares determined under Section 1(c), without regard to the vesting condition set forth in Section 1(b) and except as otherwise provided by Section 2(a) in the event of the death of the Participant after EU/UK Retirement and before the Vesting Date.
Section 6. Payment.
(c) Retirement. Subject to Section 6(f), Section 6(h) and Section 6(i), the Company shall issue to a Participant the number of Earned Shares from the vesting of the Participant’s Award pursuant to Section 3, less the number of any shares withheld or cancelled to satisfy withholding obligations for Tax-Related Items pursuant to Section 6(i), at the time specified by Section 6(a) (or at the time provided by Section 6(b) in the event of the death of the Participant after Retirement and before the Vesting Date).
II.    Amendment to Nonqualified Stock Option Award Agreement (Band 99)
Section 3(a) and Section 4(a) of the Nonqualified Stock Option Award Agreement (Band 99) are hereby amended and restated, effective for awards granted on or after February 1, 2023, to provide in their entity as follows:
Section 3. Death or Disability.
(a) Vesting.
(i) Death. Notwithstanding anything in this Agreement to the contrary, (i) if a Participant ceases Employment before the Vesting Date by reason of the Participant’s death while holding the Option, and the Option has not expired and has not vested, or (ii) if a Participant ceased Employment by reason of the Participant’s Retirement before the Vesting Date, the Option continued pursuant to Section 4 and the Participant dies before the Vesting Date while holding the Option, and the Option has not expired and has not vested, then the Participant’s Option shall immediately vest and become exercisable for the Number of Shares on the date of the Participant’s death, and shall no longer be subject to the vesting conditions set forth in Section 1(b) or Section 1(c), and the Option may be exercised as to any or all of the Number of Shares, as described by Section 3(b). For the avoidance of doubt, if the Participant ceased Employment by reason of the Participant’s Retirement before the Vesting Date and the Option did not continue pursuant to Section 4, this Section 3(a) shall not apply.
(ii) Disability. Notwithstanding anything in this Agreement to the contrary, if a Participant ceases Employment before the Vesting Date by reason of the Participant’s Disability while holding the Option, and the Option has not expired and has not vested, then the Participant’s Option shall immediately vest and become exercisable for the Number of Shares on the date of the Participant’s death or Disability, and shall no longer be subject to the vesting conditions set forth in Section 1(b) or Section 1(c), and the Option may be exercised as to any or all of the Number of Shares, as described by Section 3(b).

Section 4. Retirement.
(a) Vesting.
(i) Participants Outside European Union and United Kingdom. If a Participant’s home base country is outside the European Union and the United Kingdom, then: (A) if the Participant ceases Employment by reason of the Participant’s Early Retirement before the Vesting Date, and the date of Early Retirement is more than one year after the Date of Grant, the Participant’s Option shall continue and vest and become exercisable on the Vesting Date; and (B) if the Participant ceases Employment by reason of the Participant’s Full Retirement before the Vesting Date, the Participant’s Option shall continue and vest and become exercisable on the Vesting Date; in each case, without regard to the vesting condition set forth in Section 1(b), but subject to the attainment of the performance requirement of Section 1(c); and in each case, except as otherwise provided by Section 3(a)(i) in the event of the death of the Participant after Retirement and before the Vesting Date.
(ii) Participants Within European Union or United Kingdom. If a Participant’s home base country is in the European Union or the United Kingdom, then if the Participant ceases Employment by reason of the Participant’s EU/UK Retirement before the Vesting Date, and the date of EU/UK Retirement is more than one year after the Date of Grant, the Participant’s Option shall continue and vest and become exercisable on the Vesting Date, without regard to the vesting condition set forth in Section 1(b), but subject to the attainment of the performance requirement of Section 1(c), except as otherwise provided by Section 3(a)(i) in the event of the death of the Participant after EU/UK Retirement and before the Vesting Date.
(iii) Forfeiture and Cancellation. If a Participant ceases Employment by reason of the Participant’s Retirement, and the Participant’s Option does not continue pursuant to Section 4(a)(i) or Section 4(a)(ii), the Option shall be forfeited and cancelled by the Company.
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